March 31, 2023

Davenport Equity Opportunities Fund (DEOPX)

Supplement to the Summary Prospectus Dated August 1, 2022

Effective March 31, 2023, George L. Smith, III, CFA, and Christopher G. Pearson, CFA, who are jointly and primarily responsible for the portfolio management of the Davenport Equity Opportunities Fund, will no longer by subject to oversight by the Advisor’s Investment Policy Committee.

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You may obtain copies of the Prospectuses and Statement of Additional Information for The Davenport Funds free of charge on the Funds’ website at www.investdavenport.com, by calling toll-free 1-800-281-3217, or by writing to Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Please retain the Supplement with your records